UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023

Fusion Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 5th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 763-0169

 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2023, Fusion Acquisition Corp. II (the “Company,” “Fusion” or “we”) amended and restated the previously issued unsecured amended and restated convertible promissory notes (collectively, the “Convertible Promissory Notes”) to each of (i) Fusion Sponsor II LLC (the “Sponsor”), (ii) John James and (iii) BOKA Founder LP (together with the Sponsor and Mr. James, the “Promissory Note Parties”) to extend the Maturity Date (as defined below) thereunder from March 2, 2023 to March 2, 2024. The Company may borrow under the Convertible Promissory Notes for ongoing expenses reasonably related to the business of the Company and the consummation of the Business Combination, as defined below. All unpaid principal under the Convertible Promissory Notes will be due and payable in full on the earlier of (i) March 2, 2024 and (ii) the effective date of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”) (such earlier date, the “Maturity Date”). The Promissory Note Parties will have the option, at any time on or prior to the Maturity Date, to convert up to $1,500,000 outstanding under the Convertible Promissory Notes into warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

In addition, as previously disclosed, on August 25, 2023, the Company and the Sponsor entered into a non-redemption agreement (the “Initial Non-Redemption Agreement”) with an unaffiliated third party investor (the “Initial Investor”), pursuant to which the Initial Investor has, in connection with the Special Meeting (as defined below), agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 220,000 shares of Class A Common Stock (the “Non-Redeemed Shares”). Pursuant to the Initial Non-Redemption Agreement, the Sponsor has agreed to transfer to the Investor 55,500 shares of Class A Common Stock that were originally issued to the Sponsor as shares of Class B common stock prior to Fusion’s initial public offering (the "Founder Shares"), in connection with the consummation of a Business Combination. Between August 28, 2023 and August 31, 2023, the Company and the Sponsor entered into further non-redemption agreements (the “Additional Non-Redemption Agreements”) with additional unaffiliated third party investors (the “Additional Investors”) pursuant to which the Additional Investors have, in connection with the Special Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 2,105,697 Non-Redeemed Shares. Pursuant to the Additional Non-Redemption Agreements, the Sponsor has agreed to transfer to the Additional Investors an aggregate of 526,424 Founder Shares. In the aggregate, the Initial Investor and Additional Investors agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 2,105,697 Non-Redeemed Shares.

The foregoing descriptions of the amended and restated Convertible Promissory Notes and the Non-Redemption Agreement do not purport to be complete and are qualified in their entirety by the provisions of the amended and restated Convertible Promissory Notes and form of Non-Redemption Agreement, which are filed hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of the amended and restated Convertible Promissory Notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2023, Fusion held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, Fusion’s stockholders approved amendments (the “Charter Amendment”) to Fusion’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (i) extend the date by which Fusion must complete a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination (a “Business Combination”) from September 2, 2023 to March 2, 2024 (such date, the “Extended Date”) and (ii) remove (A) the limitation that Fusion shall not consummate a Business Combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (B) the limitation that Fusion shall not redeem its shares of Class A Common Stock such that it would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions. In addition, on September 1, 2023, Fusion filed the Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, Fusion’s stockholders approved an amendment to the Charter to extend the date by which Fusion must consummate a Business Combination from September 2, 2023 to March 2, 2024 (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
15,630,525	28,058	0

Fusion’s stockholders also approved an amendment to the Charter to remove (A) the limitation that Fusion shall not consummate a Business Combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (B) the limitation that Fusion shall not redeem its shares of Class A Common Stock such that it would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”).

The final voting results for the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain
15,630,525	28,058	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Company’s Second Amended and Restated Certificate of Incorporation.

10.1	Amended and Restated Convertible Promissory Note, dated as of September 1, 2023, issued to the Sponsor.

10.2	Amended and Restated Convertible Promissory Note, dated as of September 1, 2023, issued to John James.

10.3	Amended and Restated Convertible Promissory Note, dated as of September 1, 2023, issued to BOKA Founder LP.

10.4	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 25, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

Date: September 1, 2023	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

4